Exhibit 4.1

DEVON ENERGY CORPORATION

To

UMB BANK, NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 3

Dated as of December 19, 2013

To

Indenture

Dated as of July 12, 2011

$500,000,000 Floating Rate Senior Notes due 2015

$350,000,000 Floating Rate Senior Notes due 2016

$650,000,000 1.200% Senior Notes due 2016

$750,000,000 2.250% Senior Notes due 2018

SUPPLEMENTAL INDENTURE NO. 3, dated as of December 19, 2013 (this “Supplemental Indenture”), between DEVON ENERGY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and UMB BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has heretofore delivered to the Trustee an Indenture, dated as of July 12, 2011 (the “Senior Indenture”), providing for the issuance from time to time of Debt Securities of the Company.

Section 3.01 of the Senior Indenture provides that various matters with respect to any series of Debt Securities issued under the Senior Indenture may be established in an indenture supplemental to the Senior Indenture.

Section 12.01(f) of the Senior Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Senior Indenture to establish the form or terms of Debt Securities of any series as contemplated by Sections 2.01 and 3.01 of the Senior Indenture.

All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and legally binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the series of Debt Securities provided for herein, as follows:

ARTICLE I

RELATION TO SENIOR INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1 RELATION TO SENIOR INDENTURE. This Supplemental Indenture constitutes an integral part of the Senior Indenture.

SECTION 1.2 DEFINITIONS. The following definitions applicable to the series of Debt Securities provided for herein shall be in addition to those indicated in Section 1.01 of the Senior Indenture:

“2015 Floating Rate Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“2016 Floating Rate Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“2016 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“2018 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Optional Redemption Comparable Treasury Issue, calculated using a price for the Optional Redemption Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Optional Redemption Comparable Treasury Price for such Redemption Date.

“Calculation Agent” shall initially mean UMB Bank, National Association, in its capacity as calculation agent, or any other successor appointed from time to time by the Company acting as calculation agent in respect of the Floating Rate Notes.

“Daily Interest Amount” shall have the meaning set forth in Section 2.4(c) of this Supplemental Indenture.

“Designated LIBOR Page” means the display on Page LIBOR01 of Reuters (or any successor service) for the purpose of displaying the London interbank offered rates of major banks for U.S. dollars (or such other page as may replace that page on that service (or any successor service) for the purpose of displaying such rates).

“Fixed Rate Interest Payment Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“Fixed Rate Regular Record Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“Fixed Rate Notes” means the 2016 Notes and the 2018 Notes.

“Floating Rate Notes” means the 2015 Floating Rate Notes and the 2016 Floating Rate Notes.

“Floating Rate Interest Payment Date” shall have the meaning set forth in Section 2.4(a) of this Supplemental Indenture.

“Floating Rate Regular Record Date” shall have the meaning set forth in Section 2.4(a) of this Supplemental Indenture.

“GeoSouthern Transaction” means the proposed acquisition of certain assets pursuant to the Purchase Agreement.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company.

“Interest Determination Date” means the second London Business Day immediately preceding the first day of the relevant Interest Period.

“Interest Payment Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“Interest Period” means, with respect to the 2015 Floating Rate Notes or the 2016 Floating Rate Notes, the period commencing on any Floating Rate Interest Payment Date for such Floating Rate Notes (or, with respect to the initial interest period only, commencing on December 19, 2013) to, but excluding, the next succeeding Floating Rate Interest Payment Date for such Floating Rate Notes, and in the case of the last such period, from and including the Floating Rate Interest Payment Date immediately preceding the maturity date to but not including such maturity date for such Floating Rate Notes.

“Interest Reset Date” means the first day of the relevant Interest Period.

“London Business Day” means any day on which dealings in U.S. dollars are transacted in the London interbank market.

“Notes” means the 2015 Floating Rate Notes, the 2016 Floating Rate Notes, the 2016 Notes and the 2018 Notes, individually and/or collectively, as the context requires.

“Optional Redemption Reference Treasury Dealer” means each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co. and their respective successors; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (each, a “Primary Treasury Dealer”), the Company will substitute for it another Primary Treasury Dealer.

“Optional Redemption Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Fixed Rate Notes of such series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Fixed Rate Notes of such series to be redeemed or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Optional Redemption Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of the Fixed Rate Notes of such series to be redeemed.

“Optional Redemption Comparable Treasury Price” means the average of the Optional Redemption Reference Treasury Dealer Quotations for the applicable Redemption Date.

“Optional Redemption Reference Treasury Dealer Quotations” means, with respect to each Optional Redemption Reference Treasury Dealer and any Redemption Date for the Fixed Rate Notes of such series, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Optional Redemption Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Trustee at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Purchase Agreement” means the Purchase and Sale Agreement, dated as of November 20, 2013, among GeoSouthern Intermediate Holdings, LLC, GeoSouthern Energy Corporation (solely for the purposes of specified sections thereof) and Devon Energy Production Company, L.P., as shall be amended or modified from time to time by the parties thereto.

“Regular Record Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“Special Mandatory Redemption Date” means the fifteenth Business Day following the earlier to occur of (1) the Special Mandatory Redemption Deadline and (2) the date, if any, the Purchase Agreement is terminated.

“Special Mandatory Redemption Deadline” means June 30, 2014, if and only if the GeoSouthern Transaction has not been completed on or before such date.

“Special Mandatory Redemption Notice” means a notice to Holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by Section 1.06 of the Senior Indenture.

“Special Mandatory Redemption Price” shall have the meaning set forth in Section 2.6(a) of this Supplemental Indenture.

“Three-Month LIBOR,” for any Interest Determination Date, means the offered rate for deposits in the London interbank market in U.S. dollars having an index maturity of three months for a period commencing on the second London business day immediately following such Interest Determination Date in amounts of not less than $1,000,000, as such rate appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such Interest Determination Date.

SECTION 1.3 RULES OF CONSTRUCTION. For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

(a) capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Senior Indenture; and

(b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

ARTICLE II

THE SERIES OF NOTES

SECTION 2.1 TITLE OF THE DEBT SECURITIES; DENOMINATIONS. There is hereby created under the Senior Indenture a series of Debt Securities designated the Floating Rate Senior Notes due 2015 (the “2015 Floating Rate Notes”), a series of Debt Securities designated the Floating Rate Senior Notes due 2016 (the “2016 Floating Rate Notes”), a series of Debt Securities designated the 1.200% Senior Notes due 2016 (the “2016 Notes”) and a series of Debt Securities designated the 2.250% Senior Notes due 2018 (the “2018 Notes”). The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

SECTION 2.2 LIMITATIONS ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the 2015 Floating Rate Notes shall be initially limited to $500,000,000, the aggregate principal amount of the 2016 Floating Rate Notes shall be initially limited to $350,000,000, the aggregate principal amount of the 2016 Notes shall be initially limited to $650,000,000, and the aggregate principal amount of the 2018 Notes shall be initially limited to $750,000,000, subject, in each case, to the Company’s right to increase such limit following the original issuance of the Notes upon delivery to the Trustee of a Company Order specifying any higher limit. Except as provided in this Section, the Company shall not execute and the Trustee shall not authenticate or deliver the 2015 Floating Rate Notes, the 2016 Floating Rate Notes, the 2016 Notes or the 2018 Notes in excess of such aggregate principal amounts.

Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of the Notes under the circumstances contemplated in Sections 3.04, 3.05, 3.06, 4.06 and 12.05 of the Senior Indenture.

SECTION 2.3 MATURITY DATES. The 2015 Floating Rate Notes will mature on December 15, 2015, the 2016 Floating Rate Notes will mature on December 15, 2016, the 2016 Notes will mature on December 15, 2016 and the 2018 Notes will mature on December 15, 2018.

SECTION 2.4 INTEREST AND INTEREST RATES.

(a) The 2015 Floating Rate Notes will bear interest at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR plus 0.45% as calculated by the Calculation Agent and the 2016 Floating Rate Notes will bear interest at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR plus 0.54% as calculated by the Calculation Agent, in each case from December 19, 2013 or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2014 (each, a “Floating Rate Interest Payment Date”), to the Person in whose name such Note is registered at the close of business on the March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Floating Rate Interest Payment Date (each, a “Floating Rate Regular Record Date”). The interest rate on the Floating Rate Notes will be limited to the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general applicability.

(b) The 2016 Notes will bear interest at a rate of 1.200% per annum and the 2018 Notes will bear interest at a rate of 2.250% per annum, in each case from December 19, 2013 or from the most recent Fixed Rate Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2014 (each, a “Fixed Rate Interest Payment Date” and, together with the Floating Rate Interest Payment Dates, each an “Interest Payment Date”), to the Person in whose name such Note is registered at the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Fixed Rate Interest Payment Date (each, a “Fixed Rate Regular Record Date” and, together with a Floating Rate Regular Record Date, a “Regular Record Date”).

(c) The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the outstanding principal amount of the Floating Rate Notes. The amount of interest to be paid on the Floating Rate Notes for any interest period will be calculated by adding the Daily Interest Amounts for each day in such interest period. Interest on the Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with Section 3.07 of the Senior Indenture.

SECTION 2.5 OPTIONAL REDEMPTION.

(a) The Notes shall be redeemable before their Stated Maturity in accordance with this Section 2.5 and otherwise in accordance with the provisions of Article IV of the Senior Indenture. In the event of any conflict between this Section 2.5 (including the definitions of terms used herein) and Article IV of the Senior Indenture (including the definitions of terms used therein), this Section 2.5 shall control.

(b) The 2016 Notes may be redeemed at any time at the option of the Company as set forth in the form of 2016 Note attached as Exhibit C hereto and the 2018 Notes may be redeemed at any time at the option of the Company as set forth in the form of 2018 Note attached as Exhibit D hereto.

(c) The Floating Rate Notes shall not be subject to redemption at the option of the Company.

SECTION 2.6 SPECIAL MANDATORY REDEMPTION.

(a) If, for any reason, the GeoSouthern Transaction is not completed by the parties to the Purchase Agreement on or before the Special Mandatory Redemption Deadline, or if the Purchase Agreement is terminated prior to the Special Mandatory Redemption Deadline, then the Company shall redeem the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the principal amount of the Notes then Outstanding to be redeemed, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

(b) Section 4.04 of the Senior Indenture shall not apply in connection with a Special Mandatory Redemption pursuant to this Section 2.6. The Special Mandatory Redemption Notice shall be mailed or electronically delivered according to the procedures of The Depository Trust Company, with a copy to the Trustee, promptly after the occurrence of the event triggering such special mandatory redemption to each Holder at such Holder’s registered address. At the Company’s request, the Special Mandatory Redemption Notice may be given by the Trustee in the name and at the expense of the Company.

(c) If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under such Notes shall terminate.

(d) Notwithstanding anything to the contrary, the Purchase Agreement may be amended and the form of the GeoSouthern Transaction may be modified at any time, in each case, without the consent of any Holder of the Notes.

SECTION 2.7 PLACES OF PAYMENT. The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Senior Indenture may be served shall be at the Corporate Trust Office of the Trustee initially located at 928 Grand Blvd., 6th Floor, Kansas City, Missouri 64106.

SECTION 2.8 METHOD OF PAYMENT. Payment of the principal of, premium, if any, and interest on Notes in definitive form will be made at the office or agency of the Company maintained for that purpose in Kansas City, Missouri (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payments of interest on the Notes may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register. Payment of the principal of, premium, if any, and interest on Notes represented by a Global Security shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of such Global Security.

SECTION 2.9 CURRENCY. Principal, premium, if any, and interest on the Notes shall be payable in Dollars.

SECTION 2.10 REGISTERED SECURITIES; GLOBAL FORM. The Notes shall be issuable and transferable in fully registered form, without coupons. The Notes shall each be issued in the form of one or more permanent Global Securities. The Depositary for the Notes shall be The Depository Trust Company. The Notes shall not be issuable in definitive form except as provided in Section 2.03 of the Senior Indenture.

SECTION 2.11 FORM OF NOTES. The 2015 Floating Rate Notes shall be substantially in the form attached as Exhibit A hereto, the 2016 Floating Rate Notes shall be substantially in the form attached as Exhibit B hereto, the 2016 Notes shall be substantially in the form attached as Exhibit C hereto and the 2018 Notes shall be substantially in the form attached as Exhibit D hereto.

SECTION 2.12 REGISTRAR AND PAYING AGENT. The Trustee shall initially serve as Debt Security Registrar and Paying Agent for the Notes.

SECTION 2.13 EVENTS OF DEFAULT. In addition to the Events of Default specified in Section 8.01 of the Senior Indenture, the following shall constitute an Event of Default with respect to each series of the Notes: any default by the Company in the payment of any principal of any Funded Debt of the Company outstanding in an aggregate principal amount in excess of $50,000,000 at the final stated maturity thereof or the occurrence of any other default thereunder, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its final stated maturity if (A) such default in payment is not cured, by payment or otherwise, within 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes of such series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Senior Indenture (each, a “Notice of Default”), and the receipt by the Company of such Notice of Default or (B) the acceleration is not rescinded or annulled or the default that caused the acceleration is not cured within 60 days after the receipt by the Company of such Notice of Default.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 RATIFICATION AND INCORPORATION OF SENIOR INDENTURE. Except as expressly modified or amended hereby, the Senior Indenture continues in full force and effect and is in all respects ratified, confirmed and preserved. The Senior Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 3.2 GOVERNING LAW; WAIVER OF JURY TRIAL. This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof, except to the extent that the law of any other jurisdiction shall be mandatorily applicable. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in this Supplemental Indenture which is required to be included in this Supplemental Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

EACH PARTY HERETO, AND EACH HOLDER OF THE NOTES BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

SECTION 3.3 COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.4 RECITALS. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

SECTION 3.5 CALCULATION AGENT. All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as LIBOR (defined as the offered rate for deposits in the London interbank market in U.S. dollars) is required to be determined with respect to any series of the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Three-Month LIBOR for any interest period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint the Company or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

DEVON ENERGY CORPORATION

By:	/s/ David G. Harris
Name:	David G. Harris
Title:	Vice President, Corporate
Finance and Treasurer

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Janet Lambert
Name:	Janet Lambert
Title:	VP/Corp Trust Sales Administration,
Corporate Trust and Escrow Services

Exhibit A to

Supplement Indenture No. 3.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

DEVON ENERGY CORPORATION

Floating Rate Senior Notes due 2015

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. 25179M AQ6	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to             , or registered assigns, upon presentation, the principal sum of $             on December 15, 2015 (the “Stated Maturity Date”) and to pay interest thereon from December 19, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 15, June 15, September 15 and December 15 in each year (each, an “Interest Payment Date”), commencing March 15, 2014 at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR plus 0.45% as calculated by the Calculation Agent, subject to the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general applicability, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The amount of interest for each day that this Debt Security is outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the outstanding principal amount of this Debt Security. The amount of interest to be paid on this Debt Security for any interest period will be calculated by adding the Daily Interest Amounts for each day in such interest period.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including December 19, 2013, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date. If any Interest Payment Date (other than the Stated Maturity Date or Redemption Date) or Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Payment Date or Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date or Interest Reset Date shall be the immediately preceding Business Day. If any Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 3, dated as of December 19, 2013 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $500,000,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company may not redeem this Debt Security prior to the Stated Maturity Date.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

Exhibit B to

Supplement Indenture No. 3.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

DEVON ENERGY CORPORATION

Floating Rate Senior Notes due 2016

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. 25179M AR4	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to             , or registered assigns, upon presentation, the principal sum of $             on December 15, 2016 (the “Stated Maturity Date”) and to pay interest thereon from December 19, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 15, June 15, September 15 and December 15 in each year (each, an “Interest Payment Date”), commencing March 15, 2014 at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR plus 0.54% as calculated by the Calculation Agent, subject to the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general applicability, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The amount of interest for each day that this Debt Security is outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the outstanding principal amount of this Debt Security. The amount of interest to be paid on this Debt Security for any interest period will be calculated by adding the Daily Interest Amounts for each day in such interest period.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including December 19, 2013, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date. If any Interest Payment Date (other than the Stated Maturity Date or Redemption Date) or Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Payment Date or Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date or Interest Reset Date shall be the immediately preceding Business Day. If any Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 3, dated as of December 19, 2013 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $350,000,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company may not redeem this Debt Security prior to the Stated Maturity Date.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

Exhibit C to

Supplement Indenture No. 3.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

DEVON ENERGY CORPORATION

1.200% Senior Notes due 2016

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. 25179M AS2	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to             , or registered assigns, upon presentation, the principal sum of $             on December 15, 2016 (the “Stated Maturity Date”) and to pay interest thereon from December 19, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year (each, an “Interest Payment Date”), commencing June 15, 2014, at the rate of 1.200% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 and December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt

Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including December 19, 2013, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 3, dated as of December 19, 2013 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $650,000,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company may redeem this Debt Security at any time before the Stated Maturity Date, at any time, in whole or in part, at the Company’s option, at a redemption price equal to the greater of (1) 100% of the principal amount of this Debt Security then Outstanding to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest hereon (exclusive of interest accrued to the Redemption Date) from the Redemption Date to the Stated Maturity Date computed by discounting such payments to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 10 basis points plus the Adjusted Treasury Rate, as determined by an Independent Investment Banker, on the third Business Day prior to the Redemption Date plus, in each case, accrued and unpaid interest, if any, up to, but not including, the Redemption Date.

Notice of redemption will be given by mail to Holders of Debt Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

This Debt Security may be redeemed in part only in multiples of $2,000 or any integral multiples of $1,000 in excess of $2,000. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

Exhibit D to

Supplement Indenture No. 3.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

DEVON ENERGY CORPORATION

2.250% Senior Notes due 2018

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. 25179M AT0	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to             , or registered assigns, upon presentation, the principal sum of $             on December 15, 2018 (the “Stated Maturity Date”) and to pay interest thereon from December 19, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year (each, an “Interest Payment Date”), commencing June 15, 2014, at the rate of 2.250% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 and December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including December 19, 2013, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 3, dated as of December 19, 2013 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $750,000,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company may redeem this Debt Security prior to one month before the Stated Maturity Date, at any time, in whole or in part, at the Company’s option, at a redemption price equal to the greater of (1) 100% of the principal amount of this Debt Security then Outstanding to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest hereon (exclusive of interest accrued to the Redemption Date) from the Redemption Date to the Stated Maturity Date computed by discounting such payments to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 12.5 basis points plus the Adjusted Treasury Rate, as determined by an Independent Investment Banker, on the third Business Day prior to the Redemption Date plus, in each case, accrued and unpaid interest, if any, up to, but not including, the Redemption Date. On or after the date that is one month prior to the Stated Maturity Date, the Company may redeem this Debt Security, at any time, in whole or in part, at the Company’s option at a redemption price equal to 100% of the principal amount of this Debt Security, plus accrued and unpaid interest to, but not including, the Redemption Date.

Notice of redemption will be given by mail to Holders of Debt Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

This Debt Security may be redeemed in part only in multiples of $2,000 or any integral multiples of $1,000 in excess of $2,000. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee